EXHIBIT 99


						   JOINT FILER INFORMATION



Name:					Carlyle Venture Partners, L.P., a Cayman Islands

						exempted limited partnership ("CVP")

Relationship to Issuer:
More than 10% Direct Beneficial Owner of Sight
						Resource
Corporation (the "Issuer"); TCG
						Ventures, Ltd. is the general
partner of CVP.
						CVP disclaims beneficial ownership of all

						securities of the Issuer directly beneficially
						owned by
Carlyle Venture Coinvestment, L.L.C., a
						Delaware limited liability
company, Carlyle U.S.
						Venture Partners, L.P., a Delaware limited

						partnership and C/S Venture Investors, L.P., a
						Cayman
Islands exempted limited partnership, and
						indirectly beneficially
owned by TCG Ventures,
						L.L.C., a Delaware limited liability
company.

Joint Filer's Address:	   c/o Bank Julius Baer
						Kirk
House
						Albert Panton Street
						Georgetown, Grand Cayman, Cayman
Islands,
						British West Indies

Designated Filer:		   TCG
Ventures, Ltd.

Issuer and Ticker Symbol:	Sight Resource Corporation
(VISN)

Date of Report:			May 10, 2004


Signature: /s/ ROBERT
GRADY
		----------------

By: Robert Grady
    -----------

					    JOINT FILER INFORMATION


Name:					C/S
Venture Investors, L.P. ("C/S")

Relationship to  Issuer:	 Less than
10% Direct Beneficial Owner of Sight
						Resource Corporation (the
"Issuer"); TCG
						Ventures, Ltd. is the general partner of C/S.

						C/S disclaims beneficial ownership of all
						securities of
the Issuer beneficially owned by
						Carlyle U.S. Venture Partners,
L.P., a Delaware
						limited partnership, Carlyle Venture

						Coinvestment, L.L.C., a Delaware limited
						liability
company, and Carlyle Venture Partners,
						L.P., a Cayman Islands
exempted limited
						partnership, and indirectly beneficially owned by

						TCG Ventures, L.L.C., a Delaware limited
						liability
company.

Joint Filer's Address:	   c/o Bank Julius Baer
						Kirk
House
						Albert Panton Street
						Georgetown, Grand Cayman, Cayman
Islands,
						British West Indies

Designated Filer:		   TCG
Ventures, Ltd.

Issuer and Ticker Symbol:	Sight Resource Corporation
(VISN)

Date of Report:			May 10, 2004


Signature: /s/ ROBERT
GRADY
		----------------

By: Robert Grady
    -----------